Exhibit 10.108

AIM

MEDICAL SERVICES AGREEMENT

*** Confidential Information omitted and filed separately with the Securities and Exchange Commission.

AIM
MEDICAL SERVICES AGREEMENT

TABLE OF CONTENTS

I.	RECITALS

II.	DEFINITIONS

III.	RELATIONSHIP BETWEEN BLUE CROSS AND PARTICIPATING MEDICAL GROUP

IV.	PARTICIPATING MEDICAL GROUP SERVICES AND RESPONSIBILITIES

V.	BLUE CROSS SERVICES AND RESPONSIBILITIES

VI.	ELIGIBILITY LISTINGS

VII.	COMPENSATION TO PARTICIPATING MEDICAL GROUP

VIII.	ENROLLMENT PROTECTION

IX.	BLUE CROSS SERVICES

X.	TERM OF AGREEMENT, TERMINATION

XI.	ARBITRATION OF DISPUTES BETWEEN BLUE CROSS AND PARTICIPATING MEDICAL GROUP

XII.	AIM MEMBER GRIEVANCE SYSTEM

XIII.	MISCELLANEOUS PROVISIONS

EXHIBITS

Exhibit A	Covered Medical Services

Exhibit A(1)	Division of Financial Responsibilities

Exhibit B	AIM Hospitals

Exhibit C	Administrative Responsibilities of PARTICIPATING MEDICAL GROUP

Exhibit D	Capitation

Exhibit E	PARTICIPATING MEDICAL GROUP Facilities

AIM
MEDICAL SERVICES AGREEMENT

This AGREEMENT is effective on May 1, 2001, between BLUE CROSS OF CALIFORNIA and Affiliates (jointly and severally “BLUE CROSS”) and Professional Care IPA Medical Group, (“PARTICIPATING MEDICAL GROUP”).

I.                                         RECITALS

1.01                 BLUE CROSS is a California Corporation licensed by the California Commissioner of Corporations to operate a health care service plan pursuant to the Knox-Keene Health Care Service Plan Act of 1975 and the Rules of the California Commissioner of Corporations promulgated thereunder (California Health & Safety Code, Sections 1340 to 1399.64 and California Code of Regulations, Sections 1300.43 to 1300.99, collectively, the “Knox-Keene Act”), including without limitation to issue Benefit Agreements covering the provision of health care services and to enter into agreements with PARTICIPATING MEDICAL GROUP.

1.02                 PARTICIPATING MEDICAL GROUP is a medical corporation a legal entity organized under the laws of the State of California and comprised of physicians who desire to provide and arrange for health services to persons who are enrolled in BLUE CROSS’ AIM Program.

II.                                     DEFINITIONS

2.01                 “Affiliate” means a corporation or other organization owned or controlled, either directly or through parent or subsidiary corporations, by BLUE CROSS, or under common control with BLUE CROSS.

2.02                 “AIM Case Manager” means a BLUE CROSS employee charged with assisting PARTICIPATING MEDICAL GROUPs in case management.

2.03                 “AIM Coordinator” means an employee of PARTICIPATING MEDICAL GROUP as set forth in Section 4.08B.

2.04                 “AIM Hospital” means a hospital which has entered into an agreement with BLUE CROSS to provide Hospital Services to Members.

2.05                 “AIM Program” means the program for increased access to maternity, delivery, and infant care services for low income women, offered by BLUE CROSS as a California Care program under contract with the State of California pursuant to California Insurance Code Section 12695 et seq. Although the AIM Program is a California Care program, it is in some ways unique and will, therefore, be separately identified in this Agreement.

2.06                 “AIM Quality Management Representative” means an employee of BLUE CROSS responsible for the AIM Quality Management Program.

2.07                 “Alternative Birthing Center Services” means services rendered by an Alternative Birthing Center.  Alternative Birthing Center Services include related services such as equipment, surgical and anesthetic supplies, oxygen and drugs, blood and blood processing, laboratory procedures and diagnostic imaging.

2.08                 “Ambulance Services”  means transportation services provided by a licensed ambulance company.

2.09                 “Benefit Agreement(s)” means the written agreement(s) entered into between BLUE CROSS and the State of California, under which BLUE CROSS provides, indemnifies, or administers health benefits to persons enrolled in the AIM Program.

2.10                 “BLUE CROSS Managed Care Network” means the network of health care providers that have entered into contracts with BLUE CROSS and/or one or more of its Affiliates pursuant to which those providers have agreed to participate in the AIM Program.

2.11                 “BLUE CROSS Services” means the designated services set forth in Article IX and Exhibit A (1).

2.12                 “California Care” means direct care prepayment plan(s) offered by BLUE CROSS.

2.13                 “Capitation” means a uniform prepayment fee per Member per month, adjusted by age.

2.13                 “Capitation Services” means all AIM Covered Medical Services which are not otherwise designated as Insured Services or the responsibility of BLUE CROSS, in the Division of Financial Responsibilities under Exhibit A(1).

2.15                 “Case Management Program” means a program that assesses the Member’s medical needs and includes working with PARTICIPATING MEDICAL GROUP and other Participating Providers to explore and coordinate treatment alternatives that may (1) be more cost effective; (2) result in better medical outcomes; (3) achieve benefit savings; and (4) increase Member satisfaction.

2.16                 “Covered Medical Services” means the services and benefits covered under the Benefit Agreements.  A matrix of those services and benefits is set forth in Exhibit A (incorporated by reference herein).  A matrix of financial responsibility for those services and benefits is set forth in Exhibit A(1).

2.17                 “Customary and Reasonable Charges” (C & R) means:

A.           “Customary” means the fee that falls within the range of prevailing fees charged by physicians and surgeons or other licensed providers of the same service within the same area for the performance of a specific service or procedure, and

B.             “Reasonable” means the fee that meets the requirements of Customary and is justified, considering complications or special circumstances with respect to the performed services or procedure.

C & R charges are determined by BLUE CROSS.

2.18                 “Emergency” means a sudden onset of a medical condition manifesting itself by acute symptoms of sufficient severity (including, without limitation, sudden and unexpected severe pain) such that the patient may reasonably believe that the absence of immediate medical attention could reasonably result in any of the following:

A.           Placing the patient’s health in serious jeopardy,

B.             Serious impairment to bodily functions,

C.             Other serious medical consequences, or

D.            Serious and/or permanent dysfunction of any bodily organ or part.

2.19                 “Enrollment Protection” is a program to limit PARTICIPATING MEDICAL GROUP’s risk with respect to any individual Member who requires Capitation Services in excess of the limit of liability per individual Member per calendar year, as set forth in Article VIII, ENROLLMENT PROTECTION, below.

2.20                 “Health Professional” means any of the following: A doctor of medicine or osteopathy, licensed to practice medicine or osteopathy where the care is received, or a dentist, an optometrist, a podiatrist or chiropodist, a clinical psychologist, a chiropractor, a clinical social worker, a marriage family and child counselor, a physical therapist, a speech pathologist, an audiologist, an occupational therapist, a physician assistant, a registered nurse, a nurse practitioner and/or nurse midwife providing services within the scope of practice as defined by the appropriate clinical license and/or regulatory board.

2.21                 “Hemodialysis Services” means services rendered by a Medicare certified hemodialysis provider.  Hemodialysis Services include facility charges, use of facility equipment and supplies, laboratory tests and drugs administered in conjunction with on-site treatment.

2.22                 “Hospital Services” means Medically Necessary acute and sub-acute care inpatient and hospital outpatient services and supplies which are both (a) covered by a Benefit Agreement, and (b) ordered or authorized by a PARTICIPATING MEDICAL GROUP Physician.  Hospital Services do not include long-term non-acute care.

2.23                 “Independent Practice Association” means an incorporated association of independent physicians which has entered into an agreement with BLUE CROSS to provide and arrange for health services to Members.

2.24                 “Inpatient Hospital Services” means services which include inpatient hospital days for semi-private accommodations, or special treatment units, or private room accommodations if specifically authorized as Medically Necessary by PARTICIPATING MEDICAL GROUP Physician.

2.25                 “Insured Services”   means the benefits and services as set forth in Article VII, COMPENSATION TO PARTICIPATING MEDICAL GROUP, including:

A.           The benefits and services referenced in Section 7.08 (expenses which are paid directly by PARTICIPATING MEDICAL GROUP, to be reimbursed by BLUE CROSS).

B.             The benefits and services referenced in Section 7.09 (expenses which are paid directly by BLUE CROSS).

2.26                 “Medically Necessary” means procedures, supplies, equipment or services that BLUE CROSS determines to be:

A.           Appropriate for the symptoms, diagnosis or treatment of the medical condition; and

B.             Provided for the diagnosis or direct care and treatment of the medical condition; and

C.             Within standards of good medical practice within the organized medical community; and

D.            Not primarily for the convenience of the Member’s physician, or another provider; and

E.              The most appropriate procedures, supplies, equipment or service which can safely be provided.  The most appropriate procedures, supplies, equipment or service or supply must satisfy the following criteria: (i) there must be valid scientific evidence demonstrating that the expected health benefits from the procedure, supply, equipment or service are clinically significant and produce a greater likelihood of benefit, without a disproportionately greater risk of harm or complications, for the Member with the particular medical condition being treated than other alternatives; and (ii) generally accepted forms of treatment that are less invasive have been tried and found to be ineffective or are otherwise unsuitable; and (iii) for hospital stays acute care as an inpatient is necessary due to the kind of services the Member is receiving or the severity of the medical condition, and safe and adequate care cannot be received as an outpatient or in a less intensified medical setting.

2.27                 “Member” means a Subscriber or enrolled dependent covered by a Benefit Agreement.

2.28                 “Member Months” means a count that records one Member month for each month the Member is enrolled in the AIM Program.

2.29                 ‘Operations Manual” means the AIM PMG Operations Manual.

2.30                 “Out-of-Area Emergency Services” means Emergency services which are rendered to a Member at a distance of more than twenty (20) mile radius from the medical offices of PARTICIPATING MEDICAL GROUP or the Satellite Facility to which the Member is assigned.  When PARTICIPATING MEDICAL GROUP is organized as an Independent Practice Association, Out-of-Area Emergency Services are those Emergency services which are rendered to a Member at a distance of more than twenty (20) mile radius from each hospital designated in Exhibit B as a Service Area hospital.  Out-of-Area Emergency Services shall also include Out of Area urgently needed services to prevent serious deterioration of a Member’s health resulting from unforeseen illness or injury for which treatment cannot be delayed until the Member returns to the Service Area.

2.31                 “Outpatient Hospital Services” means services which include the facility component of outpatient surgery, pre-admission testing, laboratory and radiology services.

2.32                 “PARTICIPATING MEDICAL GROUP Physician” means a duly licensed physician who is a shareholder, partner, associate, contractor or employee of PARTICIPATING MEDICAL GROUP.

2.33                 “Primary Care Physician” means the PARTICIPATING MEDICAL GROUP Physician responsible for coordinating and controlling the delivery of Covered Medical Services to the Member.  Primary Care Physicians include general and family practitioners, internists and pediatricians, and such other specialists as BLUE CROSS may approve in writing to be designated Primary Care Physicians.

2.34                 “Quality Management Committee” means a committee of physicians and other licensed health care providers, at least fifty percent (50%) of whom participate in CaliforniaCare, which meets regularly to review the Quality Management Program.

2.35                 “Quality Management Program” means a program which provides review by physicians and other health professionals of the appropriateness and adequacy of the delivery of health services.

2.36                 “Related Hospital Services” means services rendered to Members as part of, and concurrent with Inpatient Hospital Services, Outpatient Hospital Services, Hemodialysis Services, and Alternative Birthing Center Services, including the use of facility equipment, surgical and anesthetic supplies, oxygen and drugs except for take-home drugs, blood and blood processing, laboratory procedures and diagnostic imaging.

2.37                 “Referral Services” means Capitation Services which are rendered to Members through a process established by PARTICIPATING MEDICAL GROUP.

2.38                 “Satellite Facility” means a medical facility separate from PARTICIPATING MEDICAL GROUP’s principal place of business, which is dependent upon, and responsible to, PARTICIPATING MEDICAL GROUP.  It is a facility that meets the BLUE CROSS Satellite Criteria set forth in the Operations Manual and is approved by BLUE CROSS prior to being designated an AIM Satellite Facility.

2.39                 “Service Area” means the geographical area within a thirty (30) mile radius of the medical offices of PARTICIPATING MEDICAL GROUP or any Satellite Facility to which the Member is assigned, or, in the case of an Independent Practice Association, the medical office of the PARTICIPATING MEDICAL GROUP Physician.  The designation of a particular geographical area shall not be construed as giving PARTICIPATING MEDICAL GROUP an exclusive right to that Service Area.

2.40                 “Subscriber” means an individual who has qualified for and is covered under a Benefit Agreement.

2.41                 “Urgent Care Center” is a facility that meets BLUE CROSS’ Urgent Care Center criteria as set forth in the Operations Manual, and is approved by BLUE CROSS prior to being designated as a Urgent Care Center.

2.42                 “Utilization Management Program” means a program approved by BLUE CROSS and designed to review and manage the utilization of Covered Medical Services.

III.                                 RELATIONSHIP BETWEEN BLUE CROSS AND PARTICIPATING MEDICAL GROUP

3.01                 BLUE CROSS and PARTICIPATING MEDICAL GROUP are independent entities.  Nothing in this Agreement shall be construed, or be deemed to create, a relationship of employer and employee or principal and agent, or any relationship other than that of independent parties contracting with each other solely for the purpose of carrying out the provisions of this Agreement.

3.02                 BLUE CROSS and PARTICIPATING MEDICAL GROUP agree that PARTICIPATING MEDICAL GROUP Physicians shall maintain a physician-patient relationship with each Member assigned to PARTICIPATING MEDICAL GROUP.  PARTICIPATING MEDICAL GROUP shall be solely responsible to the Member for treatment and medical care with respect to the provision of Capitation Services and arrangements for Insured Services and BLUE CROSS Services.  PARTICIPATING MEDICAL GROUP may freely communicate with Members regarding the treatment options available to them, including mediation treatment options, regardless of benefit coverage limitations.

3.03                 Except as specifically provided herein, nothing in this Agreement is intended to be construed, or be deemed to create, any rights or remedies in any third party, including, but not limited to, a Member or a provider of services, other than PARTICIPATING MEDICAL GROUP.

3.04                 PARTICIPATING MEDICAL GROUP hereby expressly acknowledges its understanding that this Agreement constitutes a contract between PARTICIPATING MEDICAL GROUP and BLUE CROSS as an independent corporation, operating under a license with the Blue Cross and Blue Shield Association, an association of independent Blue Cross and Blue Shield Plans (the “Association”), permitting BLUE CROSS to use the Blue Cross service mark in the State of California and that BLUE CROSS is not contracting as the agent of the Association.  PARTICIPATING MEDICAL GROUP further acknowledges and agrees that it has not entered into this Agreement based upon representations by any person other than BLUE CROSS and that no person, entity, or organization other than BLUE CROSS, or the applicable Affiliate, shall be held accountable or liable to PARTICIPATING MEDICAL GROUP for any of BLUE CROSS’, or the applicable Affiliate’s, obligations to PARTICIPATING MEDICAL GROUP created under this Agreement.  This section shall not create any additional obligations whatsoever on the part of BLUE CROSS, other than those obligations created under other provisions of this Agreement.

IV.                                 PARTICIPATING MEDICAL GROUP SERVICES AND RESPONSIBILITIES

PARTICIPATING MEDICAL GROUP and PARTICIPATING MEDICAL GROUP Physicians agree as follows:

4.01                 Provision of Services.

A.           To promptly provide, arrange through referral, or authorize all Capitation Services and Insured Services, and to authorize or arrange for the provision of BLUE CROSS Services, and further, to accept full financial responsibility for all Capitation Services provided, authorized or arranged through referral, by PARTICIPATING MEDICAL GROUP in accordance with the provisions of this Agreement.

B.             To provide a Primary Care Physician selected by the Member to oversee the continuity of care for each Member who appears on PARTICIPATING MEDICAL GROUP’s Eligibility Report.

C.             To maintain a sufficient number of Primary Care Physicians to guarantee that there is the equivalent of at least one full-time Primary Care Physician to each two thousand (2,000) Members served by PARTICIPATING MEDICAL GROUP. All Primary Care Physicians shall be PARTICIPATING MEDICAL GROUP Physicians.

D.            To assure that privileges of PARTICIPATING MEDICAL GROUP Physicians at AIM Hospitals shall be adequate to meet the requirements for the Hospital Services to which Members are entitled under the terms of the Benefit Agreement(s).

E.              To engage the Referral Services of duly licensed board certified consultants, specialists and duly certified and licensed allied health professionals, responsible for delivering Covered Medical Services to Members.  A list of all referral physicians and other providers to whom PARTICIPATING MEDICAL GROUP refers Members for Referral Services shall be provided to BLUE CROSS upon request, PARTICIPATING MEDICAL GROUP shall provide BLUE CROSS with revised copies of its form of agreements between PARTICIPATING MEDICAL GROUP and its contracted Referral Service providers and PARTICIPATING MEDICAL GROUP Physicians, as such are updated.

F.              To ensure that all PARTICIPATING MEDICAL GROUP Physicians and all PARTICIPATING MEDICAL GROUP employees responsible for delivering Covered Medical Services to Members, continually meet all applicable federal and state laws and regulations and all legal standards of care.

G.             That if BLUE CROSS determines in good faith that any PARTICIPATING MEDICAL GROUP Physician(s):

(1)          does not meet the requirements specified herein; or

(2)          that the health, safety or welfare of Members is jeopardized by continuation of any PARTICIPATING MEDICAL GROUP Physician to provide services to Members; or

(3)          if PARTICIPATING MEDICAL GROUP Physician(s) furnishes false, incomplete, or inaccurate information to BLUE CROSS in the application to participate; or

(4)          at any time during the term of this Agreement, a PARTICIPATING MEDICAL GROUP Physician(s) suffers revocation, termination or suspension of Physician’s medical license or medical staff privileges; or

(5)          the ability of the PARTICIPATING MEDICAL GROUP Physician(s) to perform the services covered by this Agreement is otherwise impaired;

PARTICIPATING MEDICAL GROUP warrants that upon written request of BLUE CROSS said PARTICIPATING MEDICAL GROUP Physician(s) shall be excluded from providing services to Members under this Agreement. PARTICIPATING MEDICAL GROUP and PARTICIPATING MEDICAL GROUP Physician(s) may present to BLUE CROSS for further consideration any additional information or explanation regarding PARTICIPATING MEDICAL GROUP Physician’s compliance with the requirements set forth herein.  However, BLUE CROSS retains the right to make the final decision regarding a PARTICIPATING MEDICAL GROUP Physician’s participation under this Agreement.

4.02                           Accessibility and Continuity of Care.

A.           To promptly provide or arrange for available and accessible Covered Medical Services for each Member assigned to PARTICIPATING MEDICAL GROUP, in accordance with that Member’s Benefit Agreement and this Agreement, and to provide those services in and through facilities designated in Exhibit F (incorporated by reference herein).

B.             That all Covered Medical Services, (including consultation and Referral Services), ambulatory care services, diagnostic laboratory, diagnostic imaging and therapeutic radiology services, home health services and preventive health services, shall be available to Members a minimum of forty (40) hours per week, except for weeks including holidays.  The foregoing services shall be available beyond normal business hours during additional hours to be scheduled by PARTICIPATING MEDICAL GROUP.

C.             To promptly provide, arrange or authorize all Emergency services for each Member assigned to PARTICIPATING MEDICAL GROUP.  Authorization of any Emergency services, as set forth in Section 2.18 herein, shall not be withheld by PARTICIPATING MEDICAL GROUP regardless of whether PARTICIPATING MEDICAL GROUP is notified within forty-eight (48) hours from the time such Emergency services were rendered.  PARTICIPATING MEDICAL GROUP shall comply with all requirements set forth in California Health and Safety Code Section 1371.4(a) - (d).

D.            That PARTICIPATING MEDICAL GROUP shall manage and facilitate access to Emergency services within a twenty (20) mile radius of each Satellite Facility and PARTICIPATING MEDICAL GROUP’s main facility at all times, twenty-four (24) hours a day, seven (7) days a week.  In the event that PARTICIPATING MEDICAL GROUP is an Independent Practice Association, PARTICIPATING MEDICAL GROUP shall manage and facilitate access to Emergency services within a twenty (20) mile radius of the Hospital(s) designated in Exhibit B (incorporated by reference herein) as the AIM Hospital(s) within PARTICIPATING MEDICAL GROUP’s Service Area.

E.              To admit, or authorize admission of, Members solely to the AIM Hospitals listed in Exhibit B, except (a) when Medically Necessary in an Emergency situation or (b) when Covered Medical Services are not available in a AIM Hospital or (c) as otherwise required under Section 4.02F or (d) when requested to do so in writing by the Member, with the written understanding that admission to a hospital, other than those listed in Exhibit B, is not a Covered Medical Service, except as stated above in this Section 4.02E.

F.              Notwithstanding Section 4.02E, for those Members that require transplant services (solid organ and bone marrow/stem cell) that are Covered Medical Services, PARTICIPATING MEDICAL GROUP agrees to admit, or authorize the inpatient admission or outpatient treatment of Members, solely at those AIM Hospitals whose transplant programs have been approved by BLUE CROSS and identified as such in the Operations Manual.

PARTICIPATING MEDICAL GROUP will provide notification to BLUE CROSS of all potential transplant cases, including deferred or denied cases, when such cases are considered by PARTICIPATING MEDICAL GROUP’s Utilization Management Program Committee or other similar PARTICIPATING MEDICAL GROUP functional committee, except for Emergencies, in which case PARTICIPATING MEDICAL GROUP shall provide notification within two (2) business days of the admission.  The format of such notification is provided in the Operations Manual.

G.             That in circumstances where a Member requires specialized tertiary care or because of bed unavailability in an AIM Hospital, the Member must be admitted to a non-AIM in-area or out-of-area facility for Hospital Services, then until the Member is transferred to an AIM Hospital, the PARTICIPATING MEDICAL GROUP will be financially responsible for care the same as if care had been provided in an AIM Hospital.

H.            To use a referral request process by which Capitation Services are to be rendered by Health Professionals other than the Member’s Primary Care Physician, including PARTICIPATING MEDICAL GROUP Physicians or other Health Professionals who do not belong to PARTICIPATING MEDICAL GROUP.  This process shall assure that:

(1)          All Health Professionals who provide Referral Services follow appropriate billing procedures.

(2)          That the Health Professional must look only to PARTICIPATING MEDICAL GROUP for payment of Covered Medical Services and shall not bill the Member, except for applicable co-payments and for non-Covered Medical Services.

(3)          For referrals to specialists or providers, or for other services, PARTICIPATING MEDICAL GROUP shall review and issue an authorization or denial of a request for referral within five (5) business days of receipt of such request or admission to hospital.

(4)          Members may directly access PARTICIPATING MEDICAL GROUP Physicians in the following specialties without the prior authorization of PARTICIPATING MEDICAL GROUP’s Utilization Management Program:

(a)          Dermatology

(b)         Allergy

(c)          Obstetrics/Gynecology

(d)         Ear, Nose and Throat

I.                 That visits to the Member’s home within the PARTICIPATING MEDICAL GROUP Service Area, by a Primary Care Physician, shall occur as necessary within that Physician’s discretion.

J.                To assure that Members shall not be subject to discrimination in access to Covered Medical Services.  PARTICIPATING MEDICAL GROUP shall comply with State of California non-discrimination requirements.

K.            That PARTICIPATING MEDICAL GROUP facilities shall be reasonably accessible to the physically handicapped.

L.              To provide health education and wellness programs for Members within the guidelines indicated in the “CaliforniaCare Health Education and Wellness Manual.” Programs are to be delivered in accordance with these guidelines which provide for disease prevention and management and the promotion of healthier life-styles.

M.         To provide a patient education program on smoking for Members within the guidelines indicated in the Operations Manual.

4.03                 Utilization/Quality Management and Grievance Procedures.

To cooperate with BLUE CROSS’ administration of its internal quality of care review and grievance procedures.  The parties acknowledge and agree that authority to perform Utilization Management Program activities and Quality Management Program activities under this Agreement is a delegation of BLUE CROSS authority pursuant to Sections 1370 and 1370.1 of the Health and Safety Code, and all or part of this authority may be revoked at any time.  The scope of delegated authority shall be as set forth in the Utilization Management Program guidelines and the Quality Management Program guidelines issued by BLUE CROSS and provided to PARTICIPATING MEDICAL GROUP.  The proceedings of the Utilization Management and Quality Management Committees shall be strictly confidential between BLUE CROSS and PARTICIPATING MEDICAL GROUP and are subject to the protections set forth in Sections 1370 and 1370.1.

4.04                 Quality Management Program.

To adopt and maintain a Quality Management Program consistent with BLUE CROSS standards and approved by BLUE CROSS.  This program will cover all Covered Medical Services provided or arranged by PARTICIPATING MEDICAL GROUP for Members.  PARTICIPATING MEDICAL GROUP agrees to allow on-site review(s) of its Quality Management Program by BLUE CROSS staff.

A.           The Quality Management Program shall:

(1)          Provide for Quality Management review by PARTICIPATING MEDICAL GROUP Physicians and other Health Professionals.

(2)          Provide for review of all services provided to Members by PARTICIPATING MEDICAL GROUP.

(3)          Stress health outcomes by providing health education and wellness programs for Members.

B.             The Quality Management Program shall include, but not be limited to the following activities:

(1)          Credentialing, recredentialing and peer review of all PARTICIPATING MEDICAL GROUP Physicians and allied Health Professional providers.

(2)          Credentialing, recredentialing and peer review of all Health Professionals or providers under contract with or employed by PARTICIPATING MEDICAL GROUP.

(3)          Incident identification and risk management.

(4)          Member grievance resolution.

(5)          General and focused health care audits.

(6)          Development and implementation of appropriate recommendations.

(7)          Documentation of remedial procedures for instances of inappropriate or substandard service(s) and/or failure to provide needed Medically Necessary Covered Medical Service(s).

C.             BLUE CROSS shall validate PARTICIPATING MEDICAL GROUP’s development and implementation of the Quality Management Program through regular audit activities in accordance with the Operations Manual and as follows:

(1)          The BLUE CROSS Quality Management Department shall review PARTICIPATING MEDICAL GROUP’s Quality Management Program on an annual basis through a scheduled on-site audit.

(2)          The AIM Quality Management Representative shall notify PARTICIPATING MEDICAL GROUP of any deficiencies or areas needing improvement.

(3)          PARTICIPATING MEDICAL GROUP shall take corrective action to eliminate any deficiencies in areas needing improvement within a reasonable period of time.

(4)          BLUE CROSS shall conduct follow-up reviews as necessary.

D.            PARTICIPATING MEDICAL GROUP shall:

(1)          Make available to BLUE CROSS all minutes and notes from any and all Quality Management Committees and/or activities which specifically relate to Members.

(2)          Provide BLUE CROSS with access to all PARTICIPATING MEDICAL GROUP Quality Management data directly or indirectly relating to Members.

(3)          Make available to BLUE CROSS all composite Quality Management Program data which include Members in the composite data set and provide such detail as is available regarding those Members.

(4)          Make known to BLUE CROSS any and all adverse actions taken against a PARTICIPATING MEDICAL GROUP Physician when such action is the result of deficiencies in quality of medical care.

(5)          Provide the BLUE CROSS Medical Director (or the Medical Director’s clinical designee) with a schedule designating the time and place of all Quality Management Committee meetings that relate to Members, in order that he or she shall, in the Medical Director’s discretion, attend.  The BLUE CROSS Medical Director shall notify the PARTICIPATING MEDICAL GROUP in advance of his or her attendance and shall not be excluded from any deliberation on activities related to Members.

(6)          Permit BLUE CROSS to evaluate and utilize the data obtained from the Quality Management Program in a manner that satisfies BLUE CROSS’ requirements for quality assurance, for BLUE CROSS internal use only.

(7)          Implement any necessary changes in procedures, in order to fully comply with all quality assurance standards, as mutually agreed by the parties, and provide BLUE CROSS with the minutes of Quality Management Committee meetings and reviews that relate to Members.

(8)          Report to BLUE CROSS quarterly on activities or actions of PARTICIPATING MEDICAL GROUP’s Quality Management Committee as such activities or actions relate to Members.

4.05                 Utilization Management Program.

To adopt and maintain a Utilization Management Program consistent with BLUE CROSS standards and approved by BLUE CROSS.  This program will cover all Covered Medical Services provided or arranged by PARTICIPATING MEDICAL GROUP for Members.  PARTICIPATING

MEDICAL GROUP agrees to allow on-site review(s) of Utilization Management Program by BLUE CROSS.

A.           The Utilization Management Program shall:

(1)          Include the development and implementation of appropriate recommendations.

(2)          Include documentation as described in the Operations Manual of remedial procedures for instances of inappropriate or substandard services(s) and or failure to provide Medically Necessary Covered Medical Services.

(3)          Assure that PARTICIPATING MEDICAL GROUP’s primary consideration is the quality of services rendered to Members.

(4)          Assure that all services provided to Members are Medically Necessary.

(5)          Work closely with AIM Hospitals.

(6)          Encompass inpatient, outpatient, and ancillary care.

(7)          Utilize prospective, concurrent, and retrospective review.

(8)          Assure that all adverse utilization review decisions are made by a licensed physician, and no denial of a requested service shall be made except by a licensed physician, experienced in the area being reviewed.  Denial decisions shall be provided to Members in writing.

(9)          Permit BLUE CROSS to have access to all PARTICIPATING MEDICAL GROUP Utilization Management data directly or indirectly relating to Members.

B.             BLUE CROSS shall validate PARTICIPATING MEDICAL GROUP’s development and implementation of the Utilization Management Program through regular audit activities in accordance with the Operations Manual and as follows:

(1)          The BLUE CROSS Quality Management Department shall review PARTICIPATING MEDICAL GROUP’ Utilization Management Program on an annual basis through a scheduled on-site audit.

(2)          The AIM Quality Management Representative shall notify PARTICIPATING MEDICAL GROUP of any deficiencies or areas needing improvement.

(3)          PARTICIPATING MEDICAL GROUP shall take corrective action to eliminate any deficiencies in areas needing improvement within a reasonable period of time.

(4)          BLUE CROSS shall conduct follow-up reviews as necessary.

C.             PARTICIPATING MEDICAL GROUP shall:

(1)          Make available to BLUE CROSS all minutes and notes from any and all Utilization Management Committees and/or activities which relate to Members.

(2)          Make available to BLUE CROSS upon request all composite Utilization Management data which include Members in the composite data set and provide such detail as is available regarding those Members.

(3)          Provide the BLUE CROSS Medical Director (or the Medical Director’s clinical designee) with a schedule designating the time and place of all Utilization Management Committee meetings that relate to Members, in order that he or she shall, in the Medical Director’s discretion, attend.  The BLUE CROSS Medical Director shall notify the PARTICIPATING MEDICAL GROUP in advance of his or her attendance and shall not be excluded from any deliberation on activities related to Members.

4.06                 Records and Reserves.

A.           BLUE CROSS shall have access at reasonable times upon demand to the books, records and papers of PARTICIPATING MEDICAL GROUP relating to the services PARTICIPATING MEDICAL GROUP provides to Members, to the cost thereof, and to payments PARTICIPATING MEDICAL GROUP receives from Members or others on their behalf.  PARTICIPATING MEDICAL GROUP shall maintain such records and provide such information to BLUE CROSS and the Commissioner of Corporations as may be necessary for BLUE CROSS’ compliance with the requirements of the Knox-Keene Act.  PARTICIPATING MEDICAL GROUP shall maintain such records for at least five (5) years, and such obligations shall not be terminated upon a termination of this Agreement, whether by rescission or otherwise.

B.             PARTICIPATING MEDICAL GROUP agrees to provide BLUE CROSS with audited financial statements of PARTICIPATING MEDICAL GROUP no later than three (3) months after the end of its fiscal year, and BLUE CROSS shall maintain strict confidentiality of said records.  Audited financial statements shall illustrate net operating surplus or profit (after taxes).  Documents shall include the following:

(1)          Balance sheets

(2)          Statements of revenues and expenses

(3)          Statements of cash flow

PARTICIPATING MEDICAL GROUP further agrees that BLUE CROSS shall have the right to require audited financial statements, in addition to the latest fiscal year, at any time, upon request, with reasonable notice, if BLUE CROSS pays for the audit.

C.             To maintain financial reserves adequate to cover all risks assumed by PARTICIPATING MEDICAL GROUP hereunder, including, but not limited to, unanticipated claims for Referral Services that are the potential responsibility of PARTICIPATING MEDICAL GROUP.

D.            That all information shall be provided to each party to this Agreement pursuant to procedures designed to protect the confidentiality of patient medical records in accordance with applicable legal requirements, recognized standards of professional practice and generally accepted procedures followed by health maintenance organizations (HMOs).

E.              Upon termination of this Agreement, PARTICIPATING MEDICAL GROUP shall, upon advance written notice from BLUE CROSS, make available to BLUE CROSS and permit BLUE CROSS to copy the medical records of each Member who has been assigned to PARTICIPATING MEDICAL GROUP.

4.07                 Insurance Programs or Policies.

PARTICIPATING MEDICAL GROUP agrees to maintain professional liability insurance, or other risk protection program, acceptable as defined under A. and B. below to BLUE CROSS.  Notification by PARTICIPATING MEDICAL GROUP of cancellation or material modification of the coverage under such professional liability insurance or other risk protection program is to be made to BLUE CROSS within thirty (30) days prior to any cancellation or modification.  Copies of the agreements or documents evidencing professional liability insurance or other risk protection required under this section shall be provided to BLUE CROSS upon execution of this Agreement.

A.           Professional Liability Insurance

The coverage to be provided under this section shall be in minimum amounts of ONE MILLION DOLLARS ($1,000,000.00) for any one (1) incident, THREE MILLION DOLLARS ($3,000,000.00) annual aggregate.  PARTICIPATING MEDICAL GROUPs which are organized as Independent Practice Associations shall ensure that PARTICIPATING MEDICAL GROUP Physicians maintain professional liability insurance in minimum amounts of ONE MILLION DOLLARS ($1,000,000.00) for any one incident and THREE MILLION DOLLARS ($3,000,000.00) annual aggregate.  Furthermore, PARTICIPATING MEDICAL GROUPs organized as Independent Practice Associations shall maintain directors and officers liability in minimum amounts of ONE MILLION DOLLARS ($1,000,000.00) for any one incident, ONE MILLION DOLLARS ($1,000,000.00) annual aggregate.

B.             Other Insurance

(1)          General Liability Insurance.  In addition to Subsection A., above, PARTICIPATING MEDICAL GROUP shall also maintain a policy or program of comprehensive general liability insurance (or other risk protection) with minimum coverage including no less than ONE HUNDRED THOUSAND DOLLARS ($100,000.00) for PARTICIPATING MEDICAL GROUP’s property, together with combined single limit bodily injury and property damage insurance of not less that SIX HUNDRED THOUSAND DOLLARS ($600,000.00).

(2)          Workers’ Compensation.  PARTICIPATING MEDICAL GROUP’s employees shall be covered by Workers’ Compensation Insurance in an amount and form meeting all requirements of applicable provisions of the California Labor Code.

4.08                           Administrative Responsibilities.

A.           To comply with all BLUE CROSS administrative policies and procedures in the areas listed in Exhibit C (incorporated by reference herein) and as set forth in the Operations Manual (incorporated by reference herein) and to comply with all applicable state and federal laws and regulations relating to the delivery of Covered Medical Services.

B.             To provide an AIM Coordinator who will create a liaison with BLUE CROSS and assist Members in accordance with the procedures set forth in the Operations Manual, and who will be available to Members during all regular office hours of PARTICIPATING MEDICAL GROUP for the purpose of assisting Members to resolve any problems which may arise or be perceived by the Member.

C.             To notify BLUE CROSS within Fifteen (15) days concerning:

(1)          Any material change in the bylaws, membership, ownership or officers of PARTICIPATING MEDICAL GROUP which might affect BLUE CROSS or this Agreement.

(2)          Any legal or governmental action initiated against a PARTICIPATING MEDICAL GROUP Physician or against PARTICIPATING MEDICAL GROUP which might affect BLUE CROSS or this Agreement including, but not limited to, any change in PARTICIPATING MEDICAL GROUP Physician(s) licensure, insurance, certification, malpractice, disciplinary experience or physical or mental health status.

(3)          Any other situation that may interfere with PARTICIPATING MEDICAL GROUP’s or PARTICIPATING MEDICAL GROUP Physician’s duties and obligations under this Agreement.

D.            To obtain BLUE CROSS’ prior written approval for any literature related to AIM and intended for Members.

E.              To continually meet all criteria for PARTICIPATING MEDICAL GROUP’s, set forth in the Operations Manual, and to continually meet all criteria for Satellite Facilities (if applicable) set forth in the Operations Manual.

F.              To provide BLUE CROSS, on a monthly basis, all ambulatory encounter data electronically as described in the Operations Manual.

G.             To comply with BLUE CROSS programs related to the management of pharmaceutical expenses.

H.            That all financial terms of this Agreement shall be and remain confidential and shall not be disclosed to any third party, except as required by law or as required to supply information required by any financial institution.

I.                 To provide at least ninety (90) days advance written notice to BLUE CROSS whenever (a) a PARTICIPATING MEDICAL GROUP Physician who is a Primary Care Physician is no longer a PARTICIPATING MEDICAL GROUP Physician; or (b) a Satellite Facility closes, relocates or is unable to serve Members.

J.                To provide at least sixty (60) days prior written notification to BLUE CROSS of any of the following:

(1)          A non-Primary Care Physician’s termination of his/her affiliation with PARTICIPATING MEDICAL GROUP or a PARTICIPATING MEDICAL GROUP provider.

(2)          The termination of a non-Primary Care Physician by PARTICIPATING MEDICAL GROUP or a PARTICIPATING MEDICAL GROUP provider.

4.09                           Payments and Member Billing.

A.           To accept the monthly Capitation payment from BLUE CROSS as payment in full for Capitation Services (including all Referral Services) provided or arranged hereunder, and not to seek additional payments or compensation from Members for Covered Medical Services.  The foregoing restriction shall not apply to co-payments, which may be collected by PARTICIPATING MEDICAL GROUP in accordance with the applicable provisions of the Benefit Agreement(s), nor shall it apply to billings and collections with respect to non-Covered Medical Services rendered to Members by PARTICIPATING MEDICAL GROUP.  However, to the extent that the PARTICIPATING MEDICAL GROUP’s billing office is aware of the Member’s payment responsibility, PARTICIPATING MEDICAL GROUP agrees to advise the Member of that payment responsibility prior to rendering any service requiring a co-payment, or any non-Covered Medical Service.

If PARTICIPATING MEDICAL GROUP should receive any surcharge or payment from a Member, in addition to those permissible charges set forth above, PARTICIPATING MEDICAL GROUP shall promptly refund the full amount thereof to the Member.

B.             To never charge any Member for any health service which has been deemed not Medically Necessary or not appropriate after utilization review by PARTICIPATING MEDICAL GROUP, unless the Member specifically requests the service and acknowledges in writing that the service is not a Covered Medical Service under the Member’s Benefit Agreement.

C.             That BLUE CROSS and PARTICIPATING MEDICAL GROUP respectively acknowledge that the authority and responsibility for coordination of benefits shall be carried out in accordance with the provisions set forth in the Benefit Agreements and the Operations Manual.

D.            That PARTICIPATING MEDICAL GROUP shall promptly notify, in writing, the AIM Case Management Department of all cases that reach the Enrollment Protection level specified herein.

E.              To pay all Health Professionals who have rendered authorized Referral Services to Members, within forty-five (45) working days following receipt of a clean, undisputed claim, consistent with the regulations of the Commissioner of Corporations governing BLUE CROSS.

F.              That BLUE CROSS may change Exhibit E.  In the event of such change, BLUE CROSS shall notify PARTICIPATING MEDICAL GROUP of the change at least ninety (90) days in advance of the effective date of the change.

4.10                 Membership.

A.           To accept any and all Members who select PARTICIPATING MEDICAL GROUP until such time as PARTICIPATING MEDICAL GROUP shall have provided ninety (90) days prior written notice to BLUE CROSS that it has reached its maximum capacity as set forth in Section 13.08 herein, or that it anticipates reaching such maximum within ninety (90) days from the date of the notice to BLUE CROSS.  The maximum capacity of PARTICIPATING MEDICAL GROUP designated in Section 13.08 shall be reduced only upon ninety (90) days written notice to BLUE CROSS.  The parties acknowledge their understanding that enrollment from individual accounts, or changes in selection of PARTICIPATING MEDICAL GROUP by Members, are not entirely within the control of BLUE CROSS.

B.             That PARTICIPATING MEDICAL GROUP will not request, demand, require or otherwise seek the transfer or removal of any Member from the care of PARTICIPATING MEDICAL GROUP, based on that Member’s need of, or utilization of, Medically Necessary services.

C.             PARTICIPATING MEDICAL GROUP agrees that, in the event a Member who is covered for workers’ compensation benefits by a workers’ compensation carrier affiliated with BLUE CROSS, seeks services for a work-related illness or injury, PARTICIPATING MEDICAL GROUP shall have the option to (a) provide such Medically Necessary medical services or (b) refer such Member to a provider that participates in the Prudent Buyer Comp provider network or the CalCare Comp provider network, whichever is applicable.  In the event that PARTICIPATING MEDICAL GROUP elects to treat such Member, PARTICIPATING MEDICAL GROUP shall complete a Doctor’s First Report of Injury as defined in the California Labor Code.  As payment for such medical services rendered, PARTICIPATING MEDICAL GROUP agrees to accept, as payment in full, compensation in accordance with the then current Blue Cross of California Prudent Buyer Plan Participating Physician Agreement fee schedule for the applicable region.  PARTICIPATING MEDICAL GROUP further agrees that, in the event such Member requires medical services in connection with such work-related illness or injury beyond the treatment provided at the initial visit, PARTICIPATING MEDICAL GROUP shall refer such Member only to a provider that participates in the Prudent Buyer Comp provider network or the CalCare Comp provider network, whichever is applicable.

D.            That unless agreed to in writing by BLUE CROSS, this Agreement shall not apply to organized physician groups (including, but not limited to, Independent Practice Associations) that PARTICIPATING MEDICAL GROUP acquires, manages or affiliates with subsequent to the effective date of this Agreement.

4.11                 To provide BLUE CROSS, within seven (7) days of its request, a description of any policies and procedures related to economic profiling utilized by PARTICIPATING MEDICAL GROUP.  PARTICIPATING MEDICAL GROUP further agrees to comply with the requirements of the Knox-Keene Act related to economic profiling, including Health and Safety Code Section 1367.02(c).

V.                                     BLUE CROSS SERVICES AND RESPONSIBILITIES

BLUE CROSS agrees:

5.01                 To perform, or arrange for the performance of, all necessary accounting and enrollment functions with respect to marketing and administering the AIM Program, and to issue an identification card to each Subscriber as described in the Operations Manual.  AIM Program enrollment shall be determined by the State of California and shall be reported to PARTICIPATING MEDICAL GROUP by BLUE CROSS as directed by the State of California.

5.02                 To provide PARTICIPATING MEDICAL GROUP with Member Eligibility Reports, as set forth in Article VI.

5.03                 That, to the extent compatible with its obligations to BLUE CROSS hereunder, PARTICIPATING MEDICAL GROUP reserves the right to provide professional services to persons who are not Members.

5.04                 To provide PARTICIPATING MEDICAL GROUP with claims paid and BLUE CROSS Services data as described in the Operations Manual.

5.05                 To make trained personnel available to PARTICIPATING MEDICAL GROUP to assist in Quality Management activities, the establishment of procedures for pre-admission medical review and concurrent medical review of Members who require, or may require, hospitalization.

5.06                 To undertake reasonable efforts, in accordance with a standard of good faith, to assure that Members assigned to PARTICIPATING MEDICAL GROUP will live or work within the Service Area defined in this Agreement.  However, BLUE CROSS reserves the right to assign any Members to PARTICIPATING MEDICAL GROUP when the Member changes residence, or when BLUE CROSS determines such transfer to be in the Member’s best interest due to special circumstances under the terms of the Member’s Benefit Agreement.

5.07                 To notify and consult with PARTICIPATING MEDICAL GROUP with respect to the development of any material changes, as determined by BLUE CROSS, or amendments to the Benefit Agreements, and to obtain PARTICIPATING MEDICAL GROUP’s consent to changes that BLUE CROSS believes may materially affect PARTICIPATING MEDICAL GROUP, except for changes required by law.  The foregoing consent will not be unreasonably withheld by PARTICIPATING MEDICAL GROUP, so long as Capitation payments are adjusted as mutually agreed to reflect any additional services which may be required due to any amendment or change in Member benefits.

5.08                 To accept sole responsibility for filing reports, obtaining approvals, and complying with the applicable laws and regulations of state, federal, and other regulatory agencies having jurisdiction over BLUE CROSS, on the condition that PARTICIPATING MEDICAL GROUP cooperates in providing BLUE CROSS with any information and assistance reasonably required.  PARTICIPATING MEDICAL GROUP is not required to provide information which is confidential in any other existing contract of PARTICIPATING MEDICAL GROUP.

5.09                 That nothing contained in this Agreement is intended to interfere with the professional relationship between any Member and the Member’s PARTICIPATING MEDICAL GROUP Physician(s).

5.10                 To collect, or arrange to have collected, all premiums, Member payments and other items of income to which BLUE CROSS is entitled under its contracts or otherwise, except for (a) co-payments,

(b) payments for non-Covered Medical Services, (c) coordination of benefits payments for professional services which may be collected by PARTICIPATING MEDICAL GROUP under the conditions set forth in the Member’s Benefit Agreement, and (d) third party liability payments for professional services.  Pursuant to the Benefit Agreement(s) BLUE CROSS may hold a lien on third party liability payments in the amount of benefits paid by BLUE CROSS and the value of medical care provided under the AIM Program for the treatment of the illness, injury or condition for which a third party is liable.  BLUE CROSS shall assign to PARTICIPATING MEDICAL GROUP that portion of any such lien related to professional services rendered under this Agreement by PARTICIPATING MEDICAL GROUP.  PARTICIPATING MEDICAL GROUP’s methods of collection of such payments shall be conducted in a reasonable and nonegregious manner and only proper legal procedures may be used to enforce such payment.

5.11                 To consult with PARTICIPATING MEDICAL GROUP regarding any material changes, as determined by BLUE CROSS, in operating procedures and policies, as set forth in the Operations Manual, and to provide PARTICIPATING MEDICAL GROUP with an opportunity to comment on any policy and procedural changes which may have a substantial impact on PARTICIPATING MEDICAL GROUP.

VI.                                 ELIGIBILITY LISTINGS

6.01                 Eligibility listings of Members who have personally selected, or been assigned to, PARTICIPATING MEDICAL GROUP shall be provided in the following manner:

A.           BLUE CROSS shall maintain, update and distribute monthly, Member Eligibility Reports listing the persons who are eligible to receive Covered Medical Services during the applicable month.

B.             PARTICIPATING MEDICAL GROUP shall receive a copy of the Eligibility Reports at PARTICIPATING MEDICAL GROUP’s main site.  Should PARTICIPATING MEDICAL GROUP request reports in an electronic format, paper reports will continue to be provided for an additional ninety (90) days only.  As described in the Operations Manual, BLUE CROSS will charge a fee of between Fifty Dollars ($50.00) and Five Hundred Dollars ($500.00) per report, for each of the following:

(1)          duplicate copies of paper reports,

(2)          copies of paper reports delivered in addition to reports in electronic format after the ninety (90) day parallel reporting period (tape, diskette, NDM or other electronic medium),

(3)          duplicate reports for prior months.

C.             BLUE CROSS will discourage retroactive cancellation of more than ninety (90) days from BLUE CROSS’ applicable monthly billing process date.  However, when no services have been rendered, BLUE CROSS may make occasional exceptions due to legitimate administrative processing requirements.  Notwithstanding any retroactive cancellation of a Member of more than ninety (90) days, BLUE CROSS shall not be entitled to any refund of Capitation payments made for such Member beyond the ninety (90) day period.  BLUE CROSS will attempt to discourage retroactively adding any Member after the applicable billing is reconciled.  In the event BLUE CROSS finds it necessary to assign, up to ninety (90) days retroactively, a new Member to PARTICIPATING MEDICAL GROUP, Capitation payment for that Member shall be made, and PARTICIPATING MEDICAL GROUP agrees to be responsible for all Covered Medical Services due that Member under the terms of the Member’s Benefit Agreement which were provided or arranged by PARTICIPATING MEDICAL GROUP, from the date the Member was assigned.

D.            In the event care is provided to an ineligible person, based on an erroneous or delayed Eligibility Report, BLUE CROSS shall be financially responsible for all care provided by PARTICIPATING MEDICAL GROUP prior to the time PARTICIPATING MEDICAL GROUP received notice of that person’s ineligibility and, on the condition that PARTICIPATING MEDICAL GROUP shall supply BLUE CROSS with evidence that PARTICIPATING MEDICAL GROUP has unsuccessfully sought payment for all or a portion of the charges from the ineligible person, or the person having legal responsibility for the ineligible person, through two billing cycles, or through a period of sixty (60) days, whichever is greater.  In that event, BLUE CROSS’ responsibility for physician compensation shall be measured as set forth in the then current Blue Cross of California Prudent Buyer Plan Participating Physician fee schedule for the applicable region or the actual billed amount, whichever is less.  The obligations of BLUE CROSS under this Subsection D shall be conditioned upon the (1) exercise of prudent judgment by PARTICIPATING MEDICAL GROUP, evidenced by reasonable efforts to contact BLUE CROSS for verification of the eligibility of each Member prior to providing or arranging Covered Medical Services, and (2) submission to BLUE CROSS of both the claim and evidence of its unsuccessful collection efforts within twelve (12) months of the date of service.

VII.                             COMPENSATION TO PARTICIPATING MEDICAL GROUP

7.01                           CAPITATION

A.           Exhibit D (incorporated by reference herein), sets forth the Capitation payments.  The applicable Capitation payment for each Member assigned to PARTICIPATING MEDICAL GROUP, shall be paid monthly, prorated in accordance with Member eligibility.

B.             The Capitation payment to PARTICIPATING MEDICAL GROUP for each mother will begin on the date the mother is assigned to PARTICIPATING MEDICAL GROUP and will continue up to sixty (60) days after delivery.

C.             In the event BLUE CROSS assigns a mother to PARTICIPATING MEDICAL GROUP retroactively, the Capitation payment will be made from the date the mother is assigned to PARTICIPATING MEDICAL GROUP.  BLUE CROSS will discourage retroactive additions beyond a ninety (90) day period.

D.            The Capitation payment to PARTICIPATING MEDICAL GROUP will be made for each infant for professional services related to normal pregnancy and cesarean section delivery including the administration of pediatric immunizations, periodic checkups, other covered professional services and covered outpatient services.  The Capitation payment made under this Section 7.01.D will begin from the date of birth and continue for a period of up to twenty-four (24) months after birth.

E.              The provision of professional services for treatment of complications for an infant on an inpatient basis will be paid at the rates set forth at in the then current Blue Cross of California Prudent Buyer Plan Participating Physician Agreement fee schedule for the applicable region.  “Complications” means it is Medically Necessary to admit the infant to a Level II or Level III intensive care newborn nursery (hereafter referred to as “Complications”).  PARTICIPATING MEDICAL GROUP shall bill BLUE CROSS for services rendered in conjunction with the treatment of Complications within twelve (12) months of date of service.

F.              All covered professional services and supplies for infants treated for Complications will be paid in accordance to the coverage limits of the Benefit Agreement, not to exceed total expense incurred for those services and supplies.

G.             The Capitation payment for infants treated for Complications will be suspended and resume when further confinement in a Level II or Level III intensive care newborn nursery is not Medically Necessary.  BLUE CROSS will reconcile the Capitation payment for infants on a retroactive basis pursuant to the date an infant begins treatment for Complications and therefore the PARTICIPATING MEDICAL GROUP commences receiving payment under Paragraphs E and F above.

H.            PARTICIPATING MEDICAL GROUP will not be at risk for the provision of Institutional services to Members.  For Members, hospitals and other institutions will be paid based on BLUE CROSS contracted rates and/or fee-for-service.

7.02                 Capitation shall be paid in consideration for providing Capitation Services and Insured Services and arranging BLUE CROSS Services for each Member assigned to PARTICIPATING MEDICAL GROUP and in consideration for all Capitation Services and Insured Services arranged through referral for Members by PARTICIPATING MEDICAL GROUP.  The Capitation payment shall be made by the tenth of each month and shall be computed on the basis of the most current information available.  In the event that an error is made in the computation of the Capitation payment, resulting in an overpayment or underpayment to PARTICIPATING MEDICAL GROUP, BLUE CROSS reserves the right to adjust subsequent Capitation payments to PARTICIPATING MEDICAL GROUP to offset such overpayment or underpayment.

Each Capitation payment shall be accompanied by a remittance summary.  The remittance summary identifies the total Capitation amount payable, including retroactivity and identifies those Members whose retroactivity had a financial impact on the total Capitation payment.  A complete listing of Members that are eligible for Capitation Services is provided in the monthly Eligibility Report, as set forth in Article VI.

7.03                 PARTICIPATING MEDICAL GROUP agrees that in no event shall any allowable co-payment or reimbursement amount, or sum thereof, due PARTICIPATING MEDICAL GROUP, exceed the cost to PARTICIPATING MEDICAL GROUP of providing the service or item which was billed.

7.04                 PARTICIPATING MEDICAL GROUP agrees to be responsible for professional and facility charges, as described in Exhibit A(1) (incorporated by reference herein).

7.05                 In the event a referral provider has not been reimbursed for authorized Referral Services or that any other provider has not been reimbursed by PARTICIPATING MEDICAL GROUP as required under their agreement for services provided to Members within forty-five (45) working days following receipt of a clean, undisputed claim, then after notice BLUE CROSS shall have the option to pay a clean and uncontested claim and deduct such payment (including any interest payable under Health & Safety Code Section 1371), plus an administrative charge equal to ten percent (10%) of the claim amount, from any money due from BLUE CROSS to PARTICIPATING MEDICAL GROUP.  If a total of five (5) or more instances occur where any provider associated with PARTICIPATING MEDICAL GROUP bills a Member in violation of this Agreement during any calendar year, BLUE CROSS may, in its sole discretion, suspend the assignment of new Members to PARTICIPATING MEDICAL GROUP until such time as PARTICIPATING MEDICAL GROUP has rectified the problem to BLUE CROSS’ satisfaction.

7.06                 Transplant Services.

For those transplant (bone marrow/stem cell and solid organ) services for which PARTICIPATING MEDICAL GROUP is financially responsible (i.e., professional component), PARTICIPATING MEDICAL GROUP shall pay for services at the applicable rate negotiated by BLUE CROSS for professional transplant services or at the rate negotiated by PARTICIPATING MEDICAL GROUP.  If such payment has been made directly by BLUE CROSS to the provider, PARTICIPATING MEDICAL GROUP shall remit payment to BLUE CROSS within forty-five (45) days of BLUE CROSS’ written request or BLUE CROSS may adjust subsequent Capitation payments to offset such payment amount.

7.07                 With respect to BLUE CROSS’ AIM Program, pregnancy and maternity services (as set forth in the Benefit Agreement) rendered by PARTICIPATING MEDICAL GROUP to a Member shall, at the date of delivery, be compensated at *** per applicable Member (hereafter referred to as the “Global Fee”).  For the purposes of this Section, “delivery” shall mean a live birth, either by vaginal or cesarean delivery with both a minimum fetal weight of 500 grams and a minimum length of 20 centimeters or with a minimum of 20 weeks gestation.  Alternately, “delivery” shall mean the vaginal delivery of a stillbirth of a minimum of 20 weeks gestation, labor induced by pitosin or prostoglandin, with a licensed obstetrician in attendance.  The Global Fee payment is compensation for pregnancy and maternity care services, professional services provided to the mother for delivery including prenatal and postnatal physician’s office visits, other covered professional services and covered outpatient services.  PARTICIPATING MEDICAL GROUP shall bill BLUE CROSS for a Global Fee within twelve (12) months of “delivery”.

7.08                 INSURED SERVICES, as defined in this Agreement, shall include each of the services and benefits set forth in this Section 7.08, which shall be provided according to the Benefit Agreement and paid directly by PARTICIPATING MEDICAL GROUP.  Except as stated below, reimbursement to PARTICIPATING MEDICAL GROUP for the following Insured Services shall be made by BLUE CROSS in accordance with the lesser of (i) actual billed charges; (ii) the Blue Cross of California Prudent Buyer Plan Physician Agreement fee schedule for the applicable region; (iii) the rate negotiated between BLUE CROSS and the provider of service; or (iv) the amount actually paid by PARTICIPATING MEDICAL GROUP, within forty-five (45) working days following receipt of a clean, undisputed claim as follows, on the condition that such claim shall be submitted to BLUE CROSS no later than twelve (12) months after the date of service:

A.           Chemotherapy drugs, intravenously administered, exclusive of professional charges.

B.             Durable medical equipment and prosthetic devices.

C.             Mammography. Reimbursement for routine mammograms shall be limited to *** per Member per calendar year.

D.            Pregnancy and maternity services.  Reimbursement shall equal the Global Fee *** as set forth in Section 7.07 above.

E.              Professional hemodialysis services.

F.              Hepatitis B vaccine and gamma globulin.

G.             Pediatric immunization serums.

7.09                 The provider of Insured Services may bill BLUE CROSS directly, in which case, BLUE CROSS shall reimburse said provider within forty-five (45) working days following receipt of a clean, undisputed claim accompanied by an Authorization from PARTICIPATING MEDICAL GROUP.  This section shall only apply for the following Insured Services: Chemotherapy drugs, durable medical equipment and prosthetics devices, and professional hemodialysis services.

             BLUE CROSS shall pay contracting providers at the rate negotiated between BLUE CROSS and said provider.  In the case of non-contracting providers, BLUE CROSS shall pay the lesser of the actual billed charges, or the maximum allowable rate according to the BLUE CROSS Customary and Reasonable Charges, or the rate arranged for by an AIM Case Manager.

VIII.                         ENROLLMENT PROTECTION

8.01                 Enrollment Protection is a program designed to limit PARTICIPATING MEDICAL GROUP’s liability for Capitation Services expense.

8.02                 The liability of PARTICIPATING MEDICAL GROUP for expenses for Capitation Services rendered to any single Member enrolled in BLUE CROSS’ AIM Program shall be limited to the first *** of such expenses during the mother’s enrollment and each calendar year of the infant’s enrollment if PARTICIPATING MEDICAL GROUP elects Enrollment Protection as set forth in Exhibit D herein.

8.03                 The total expenses of PARTICIPATING MEDICAL GROUP for Capitation Services rendered to any single Member during the mother’s enrollment and each calendar year of the infant’s enrollment shall be calculated according to the then current Blue Cross of California Prudent Buyer Plan Participating Physician Agreement fee schedule for the applicable region.  In the event the foregoing calculation for any given procedure results in a figure greater than the actual cost of the procedure as billed by a third party, then the actual cost for that procedure shall be deemed to be the amount actually paid by PARTICIPATING MEDICAL GROUP.

8.04                 Expenses in connection with the following services shall not be included as Capitation Services expenses incurred by PARTICIPATING MEDICAL GROUP in reaching the Enrollment Protection level:

A.           Pregnancy and maternity services covered by the Global Fee under Section 7.07 herein.

B.             Services rendered to infants for treatment of Complications pursuant to Sections 7.01E and F.

C.             Services rendered in connection with Workers’ Compensation cases.

D.            Services for which payment is obtained from third-party sources.

E.              Services for which payment is obtained from BLUE CROSS through any coverage other than the AIM Program.

             All copayments applicable for Capitation Services rendered to Members shall be subtracted from Capitation Services expenses.  When the PARTICIPATING MEDICAL GROUP is capitated by two coverages for one Member, the PARTICIPATING MEDICAL GROUP agrees to coordinate all related copayments under the Coordination of Benefits rules in the Member’s Benefit Agreement.

8.05                 PARTICIPATING MEDICAL GROUP shall maintain records necessary to evidence having reached the Enrollment Protection level.  After reaching the Enrollment Protection level with regard to any Member, during the remainder of the mother’s enrollment or the remainder of the calendar year of the infant’s enrollment PARTICIPATING MEDICAL GROUP shall bill BLUE CROSS for one hundred percent (100%) of services rendered, or provided, to that Member by PARTICIPATING MEDICAL GROUP, calculated in accordance with Sections 8.02, 8.03, and 8.04.  Reimbursement to PARTICIPATING MEDICAL GROUP for Enrollment Protection shall be made by BLUE CROSS in accordance with the lesser of (i) actual billed charges; (ii) the then current Blue Cross of California Prudent Buyer Plan Participating Physician Agreement fee schedule for the applicable region; (iii) the rate negotiated between BLUE CROSS and the provider of service; or (iv) the amount actually paid by PARTICIPATING MEDICAL GROUP.  Such reimbursement shall be made on a monthly basis, within forty-five (45) working days of submission of complete and accurate documentation by PARTICIPATING MEDICAL GROUP, Services which are not set forth in the then current Blue Cross of California Prudent Buyer Plan Participating Physician Agreement fee schedule for the applicable region shall be reimbursed by BLUE CROSS at the actual charges paid by PARTICIPATING MEDICAL GROUP.

8.06                 PARTICIPATING MEDICAL GROUP and BLUE CROSS acknowledge and agree that PARTICIPATING MEDICAL GROUP limitations of liability as set forth in this Article VIII shall be conditioned upon submission of clean undisputed claims to BLUE CROSS no later than twelve (12) months after the date of the service rendered to Members.  Any claims under the Enrollment Protection program which would otherwise be the responsibility of BLUE CROSS under this Agreement shall be the financial responsibility of PARTICIPATING MEDICAL GROUP if a clean undisputed claim is not submitted within twelve (12) months of the date of service.  For the purpose of this Agreement, a clean claim shall mean a claim that meets all BLUE CROSS requirements with respect to back-up information.

IX.                                BLUE CROSS SERVICES

9.01                 BLUE CROSS Services, as defined in this Article, shall include Covered Medical Services, as set forth in the applicable Benefit Agreement and as authorized or referred by PARTICIPATING MEDICAL GROUP.

The Covered Medical Services encompassed in BLUE CROSS Services are delineated in Exhibit A(1) and include, but are not limited to:

A.           Inpatient Hospital Services (exclusive of professional charges).

B.             Outpatient Hospital Services (exclusive of professional charges).

C.             Hemodialysis Services (exclusive of professional charges).

D.            In-Area Emergency Room Facility Services (exclusive of professional charges).

E.              Related Hospital Services.

F.              Ambulance Services.

G.             Home Health Services.

H.            Alternative Birthing Center Services (exclusive of professional charges).

I.                 Out-of-Area Emergency Services (Facility and Professional Expenses).

9.02                 The provider of BLUE CROSS Services shall bill BLUE CROSS directly.  BLUE CROSS shall reimburse said provider within forty-five (45) working days following receipt of a clean, undisputed claim accompanied by an authorization from PARTICIPATING MEDICAL GROUP.

BLUE CROSS shall pay contracting providers at the rate negotiated between BLUE CROSS and said provider.  In the case of non-contracting providers, BLUE CROSS shall pay the lesser of: the actual billed charges, or the maximum allowable rate according to the BLUE CROSS Customary and Reasonable charges, or the rate arranged for by an AIM Case Manager.

X.                                    TERM OF AGREEMENT, TERMINATION

10.01           This Agreement shall be in effect for a ONE (1) year period (the “Initial Term”) from the date noted on page 1.  Unless written notice of intent not to renew or of intent to modify this Agreement is provided at least one hundred twenty (120) days prior to completion of the Initial Term or any subsequent renewal period, this Agreement shall renew upon the same terms and conditions for consecutive one year periods each year thereafter.

10.02           Should this Agreement be terminated pursuant to Section 10.01 above, PARTICIPATING MEDICAL GROUP agrees to continue to provide or arrange Capitation Services, Insured Services and BLUE CROSS Services for all Members assigned to PARTICIPATING MEDICAL GROUP, including any Members who become eligible during the notice period set forth in Section 10.01 above; and to provide these services consistent with the terms and conditions of the applicable Benefit Agreements.  In such case, Capitation Services rendered to Members shall be compensated at the applicable rates set forth in the then current Blue Cross of California Prudent Buyer Plan Participating Physician Agreement fee schedule for the appropriate region until the services being rendered to that Member are completed or reasonable and medically appropriate provision is made for the assumption of such services by another contracting provider, but in no event later the annual anniversary dates of the Benefit Agreements of Members assigned to PARTICIPATING MEDICAL GROUP.  The foregoing anniversary date limitation shall not apply with respect to the continuation of services, as required under Section 1373.95 of the California Health and Safety Code.

In the event this Agreement is terminated, any and all outstanding deficits owed to BLUE CROSS under this Agreement shall be immediately due and payable, and BLUE CROSS may offset the entire such deficit against any and all amounts then due or thereafter due to PARTICIPATING MEDICAL GROUP under this Agreement or any other agreement with PARTICIPATING MEDICAL GROUP.

The right to set off such payments against any amounts due under this Agreement shall be in addition to any other rights BLUE CROSS may have under this Agreement, or in law or in equity.

10.03           Termination of this Agreement shall not affect any rights or obligations hereunder which shall have previously accrued, or shall thereafter arise, with respect to any occurrence prior to termination, and such rights and obligations shall continue to be governed by the terms of this Agreement.

Without limiting the foregoing, if this Agreement is terminated, at BLUE CROSS’ sole discretion, PARTICIPATING MEDICAL GROUP shall continue to provide and be compensated under the terms of this Agreement for Covered Medical Services provided to Members who at the time of termination are undergoing a course of treatment from a PARTICIPATING MEDICAL GROUP Physician for an acute condition, serious chronic condition, high-risk pregnancy, or a pregnancy that has reached the second or third trimester.  For cases involving an acute condition or a serious chronic condition, such services may continue for up to ninety (90) days or a longer period if necessary for a safe transfer to another participating medical group physician as determined by BLUE CROSS in consultation with the PARTICIPATING MEDICAL GROUP Physician, consistent with good professional practice.  For pregnancy cases as specified above, such services will continue until postpartum services related to the delivery are completed or for a longer period if necessary for a safe transfer to another participating medical group physician, consistent with good professional practice.

10.04           In the event of a material breach of this Agreement the party claiming the breach shall give written notice to the other, with registered or certified mail.  The notice shall specify the breach with as much detail as possible.  The party receiving the notice shall then have thirty (30) days to commence curing the breach.  If the breach is not cured to the satisfaction of the complaining party within sixty (60) days after the notice is received by the other party, this Agreement shall terminate at the end of the sixtieth (60th) day or, if the breach is by PARTICIPATING MEDICAL GROUP, BLUE CROSS may in the alternative freeze enrollment of PARTICIPATING MEDICAL GROUP and/or withhold fifteen percent (15%) of the Capitation until such breach is cured to BLUE CROSS’ satisfaction.

XI.                           ARBITRATION OF DISPUTES BETWEEN BLUE CROSS AND PARTICIPATING MEDICAL GROUP

11.01           PARTICIPATING MEDICAL GROUP and BLUE CROSS agree to meet and confer in good faith to resolve any problems or disputes that may arise under this Agreement.

11.02           Any problem or dispute arising under this Agreement and/or concerning the terms of this Agreement that is not satisfactorily resolved under Section 11.01 shall be arbitrated.  The arbitration shall be initiated by either party making a written demand for arbitration on the other party.  Arbitration shall be conducted by the American Arbitration Association (AAA) under the Commercial Rules of the AAA.  The arbitration shall also be subject to California Code of Civil Procedure, Title Nine, Section 1280, et. seq., unless otherwise mutually agreed.  The parties agree that the decision of the arbitrator shall be final and binding as to each of them, except to the extent that California or Federal law provide for the review of arbitration proceedings.  BLUE CROSS waives any right to pursue, on a class basis, any such problem or dispute against PARTICIPATING MEDICAL GROUP, and PARTICIPATING MEDICAL GROUP waives any right to pursue, on a class basis, any such problem or dispute against BLUE CROSS.  Issues as to whether malpractice was committed by a physician shall not be subject to Arbitration by the AAA unless otherwise agreed in writing by the parties and the AAA.

11.03           Arbitration Fee.  In all cases submitted to AAA, the parties agree to share equally the AAA administrative fee as well as the arbitrator’s fee, if any, unless otherwise assessed by the arbitrator.  The administrative fee shall be advanced by the initiating party.

11.04           Enforcement of Award.  The parties agree that the arbitrator’s award may be enforced in any court having jurisdiction thereof by the filing of a petition to enforce said award.  Costs of filing may be recovered by the party that initiates the action to have an award enforced.

11.05           Alternative Dispute Settlement Techniques.  Should the parties, prior to submitting a dispute to arbitration, desire to utilize other impartial dispute settlement techniques, such as mediation or fact-finding, a joint request for such services may be made to the AAA, or the parties may initiate such other procedures as they may mutually agree upon.

11.06           Limitation.  Nothing contained herein is intended to create, nor shall it be construed to create, any right of any Member to independently initiate the arbitration procedure established in this Article.  This limitation shall not prevent BLUE CROSS from initiating such procedures as the representative of its Members, or PARTICIPATING MEDICAL GROUP from initiating such procedures on behalf of Members for whom they have assumed responsibility for the provision of Capitation Services, and for arranging Non-Capitated Services provided that in any such case

BLUE CROSS or PARTICIPATING MEDICAL GROUP, respectively, shall be considered the initiating party for the purposes of Section 11.03 hereof.

11.07           Each party hereto agrees to notify the other at the earliest reasonable time in the event of any dispute which may be arbitrated, and in the event either party becomes aware of facts or circumstances which indicate a reasonable possibility of litigation with any third person or entity, and which are relevant to any rights, obligations, or other responsibilities under this Agreement.

XII.                            AIM MEMBER GRIEVANCE SYSTEM

12.01           In the event a Member perceives a problem which the AIM Coordinator is unable to satisfactorily resolve, the Member shall be advised to complete a Grievance Form and submit it to the AIM Coordinator.  The grievance shall be reviewed and resolved if possible, by the PARTICIPATING MEDICAL GROUP’s Quality Management Committee.

12.02           PARTICIPATING   MEDICAL GROUP shall maintain a log of all grievances heard by PARTICIPATING MEDICAL GROUP’s Quality Management Committee filed by Members who are assigned to PARTICIPATING MEDICAL GROUP and shall, on a quarterly basis, forward a copy of each grievance to the AIM Quality Management Representative.

12.03           PARTICIPATING MEDICAL GROUP shall provide a written response to Member within fifteen (15) working days of receipt of grievance.  In the event a grievance cannot be resolved by the PARTICIPATING MEDICAL GROUP’s Quality Management Committee to the complaining Member’s satisfaction within fifteen (15) working days of receipt, the Member may appeal to BLUE CROSS using the procedures in the Member’s Benefit Agreement and in the Operations Manual.  In the event that the Member appeals to BLUE CROSS, PARTICIPATING MEDICAL GROUP agrees to provide BLUE CROSS with a response to the grievance and the pertinent medical records within ten (10) days from the date of such request by BLUE CROSS.

12.04           The Member shall be notified of the disposition of the complaint by BLUE CROSS within fifteen (15) working days of making the appeal.

XIII.                        MISCELLANEOUS PROVISIONS

13.01           Amendment.  This Agreement or any part or section of it may be amended at any time during the term of the Agreement by mutual written consent of duly authorized representatives of BLUE CROSS and PARTICIPATING MEDICAL GROUP.

13.02           Assignment.  BLUE CROSS and PARTICIPATING MEDICAL GROUP, pursuant to mutual written agreement, may assign rights and duties established under this Agreement, provided that no such assignment shall adversely affect the rights or duties of Members or be in conflict with the requirements of state or federal laws or regulations under which BLUE CROSS is licensed or regulated.

13.03           Marketing, Advertising and Publicity.  BLUE CROSS shall have the right to use the name of PARTICIPATING MEDICAL GROUP for purposes of informing Members and prospective Members of the identity of PARTICIPATING MEDICAL GROUP.

Except as provided above, BLUE CROSS and PARTICIPATING MEDICAL GROUP each reserve the right to control the use of their respective names and all symbols, trademarks or service marks presently existing, or later established.  In addition, except as provided above, neither BLUE CROSS nor PARTICIPATING MEDICAL GROUP shall use the other party’s name, symbols, trademarks or service marks in advertising or promotional materials, or otherwise, without the prior written consent of that party, and shall cease any such usage immediately upon written notice of the party, or on termination of this Agreement, whichever first occurs.  Any prohibition, restriction or limitation on advertising hereunder shall comply with the requirements of the Knox-Keene Act, including Health and Safety Code Section 1395.5.

13.04           Sole Agreement.  This Agreement with its Exhibits and the Operations Manual, represents the entire agreement between the parties hereto and supersedes any and all prior or contemporaneous, written or oral agreements, representations or understandings.

13.05           Independent Contractors.  PARTICIPATING MEDICAL GROUP shall furnish care or other benefits to Members as an independent contractor, and BLUE CROSS shall not be liable for any claim or demand on account of damages arising out of, or in connection with, any injuries suffered by any Member while receiving care from, or care authorized by, PARTICIPATING MEDICAL GROUP or any of its Member Physicians.

13.06           Severability.  If any term, provision, covenant or condition of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the provisions hereof shall remain in full force and effect and shall in no way be affected, impaired, or invalidated as a result of such decision.

13.07           Notices.  Any notice which is required or permitted to be given pursuant to this Agreement shall be in writing and shall either be personally delivered, or sent by registered or certified mail, in the United States Postal Service, return receipt requested, postage prepaid, addressed to each party at the address provided below.  Notices shall be effective when received.

To Blue Cross:	21555 Oxnard Street -12D
Woodland Hills, CA 91367

To PARTICIPATING MEDICAL GROUP:

13.08           Maximum Capacity.  The Maximum Capacity of PARTICIPATING MEDICAL GROUP during the term of this Agreement shall be *** Members.

13.09           Knox-Keene Act.  BLUE CROSS is subject to the requirements of the Knox-Keene Act and any provision required to be in this Agreement thereunder shall bind BLUE CROSS and PARTICIPATING MEDICAL GROUP, whether or not expressly provided in this Agreement.

13.10           Solicitation of Members.  The business relationship between BLUE CROSS and its Members shall be deemed the property of BLUE CROSS.  Similarly, all lists of Members accepted by PARTICIPATING MEDICAL GROUP under the provisions of this Agreement shall be deemed the property of BLUE CROSS.  During the term of this Agreement or any renewal thereof, and for a period of one (1) year from the date of termination, PARTICIPATING MEDICAL GROUP agrees and will require its PARTICIPATING MEDICAL GROUP Physicians and all other contracted Health Professionals to agree, that they will not, within the service area of BLUE CROSS: (1) interfere with BLUE CROSS’ contract and/or property rights; (2) advise or counsel any Member to disenroll from BLUE CROSS; (3) solicit such Member to become enrolled with any other health maintenance organization, preferred provider organization or any other similar hospitalization or medical payment plan or insurance company; or (4) disclose proprietary BLUE CROSS information.  This section shall not apply to general mailings unless the mailings specifically target BLUE CROSS Members and as long as the mailings do not violate the intent of this section.

13.11           Confidentiality.  PARTICIPATING MEDICAL GROUP and BLUE CROSS agree to keep confidential, except as otherwise required by applicable law or this Agreement, the terms and conditions of this Agreement and any amendments thereto.  Violation of the above shall be deemed a material breach.

13.12           Waiver.  The waiver by either party of a failure to perform any covenant or condition set forth in this Agreement shall not act as a waiver of performance for a subsequent breach of the same or any other covenant or condition set forth in this Agreement.

13.13           Governing Law.  This Agreement and the rights and obligations of the parties hereunder shall be construed and interpreted and enforced in accordance with, and governed by, the laws of the State of California, and the United States and all regulations promulgated pursuant thereto.  Any provisions required to be in this Agreement by any of the above laws and regulations shall bind BLUE CROSS and PARTICIPATING MEDICAL GROUP whether or not expressly provided in this Agreement.

BLUE CROSS OF CALIFORNIA		PARTICIPATING MEDICAL GROUP

Signature:	/s/ Lorraine Salvatore	Signature:	/s/ Edward Rotan

Name:	Lorraine Salvatore	Name:	Edward Rotan

Vice President
Title	Network Development & Management	Title	President

Date:	5/4/01	Date:	4/26/01

EXHIBIT A

COVERED MEDICAL SERVICES

I.                                         Medical and Surgical Services

A.           Physician’s services at the:

(1)          Physician’s office; the Member shall pay any applicable copayment directly to the physician for each such visit

(2)          Hospital

B.             Professional services of an anesthetist or anesthesiologist

C.             Diagnostic X-ray examinations

D.            Laboratory tests

E.              Radiation therapy in Physician’s office, including use of X-ray, radium, cobalt and other radioactive substances

F.              Professional services of other participating Health Professionals

G.             Professional services of a physician at the Member’s home when the Member is too ill or disabled to be seen during regular office hours.  The Member shall pay the amounts set forth in the Member’s Benefit Agreement to the physician for each such visit.

II.                                   Psychiatric Care Benefits

A.           Inpatient Visits

Physician’s hospital visits shall be limited as set forth in the Member’s Benefit Agreement during each calendar year and the Member shall pay the amounts set forth in the Member’s Benefit Agreement to the physician for each such visit.

B.             Outpatient Visits or Sessions

Outpatient care shall be provided for short-term evaluation of the Member’s condition when such care is ordered by the attending PARTICIPATING MEDICAL GROUP Physician.  Charges and limitations as set forth in the Member’s Benefit Agreement.  This care shall not include visits for psychoanalysis.

III.                             Covered Preventive Care Benefits

The following services shall be provided when performed by, authorized by, or deemed appropriate by the Member’s Primary Care Physician.  The Member shall pay any copayment listed in the Member’s Benefit Agreement directly to the physician for each service performed.

A.           Well baby care through age 2 years, including immunizations.

B.             Scheduled physical examinations as set forth in the Member’s Benefit Agreement.

C.             Pediatric and adult immunizations.

D.            Eye examinations

E.              Ear examinations.

F.              Health education services as follows:

A-1

(1)          Health education services and education in the appropriate use of health services and in the contribution each Member can make to the maintenance of his/or her own health.

(2)          Instruction in personal health care measures.

(3)          Information about services provided, including recommendations on generally accepted medical standards for use and frequency of such services.

G.             Services such as pre- and post-hospitalization planning; referral to services provided through community health and social welfare agencies and related family counseling for the physical, emotional and economic impact of illness and disability.

H.            Allergy testing and administration of injections.

A-2

EXHIBIT A (1)

AIM
DIVISION OF FINANCIAL RESPONSIBILITY

List of Benefits/Services	Capitation	Blue Cross Services	Insured Services

ACUPUNCTURE	***	***	***

AIDS	***	***	***

Inpatient Facility Component	***	***	***

Professional Component	***	***	***

ALLERGY TESTING & TREATMENT	***	***	***

Professional Component	***	***	***

Serums	***	***	***

AMBULANCE: Air or Ground	***	***	***

In-Area	***	***	***

Out-of-Area	***	***	***

AMNIOCENTESIS	***	***	***

Outpatient Facility Component	***	***	***

Professional Component	***	***	***

ANESTHETICS, Administration of	***	***	***

ARTIFICIAL EYE	***	***	***

ARTIFICIAL INSEMINATION	***	***	***

ARTIFICIAL LIMBS (Prosthetic Device)	***	***	***

BIOFEEDBACK	***	***	***

BLOOD AND BLOOD PRODUCTS	***	***	***

From Blood Bank	***	***	***

Autologous Blood Donation	***	***	***

CHEMICAL DEPENDENCY REHABILITATION	***	***	***

Inpatient Facility Component	***	***	***

Inpatient Professional Component	***	***	***

Outpatient Facility Component	***	***	***

Outpatient Professional Component	***	***	***

CHEMOTHERAPY DRUGS (intravenously administered)	***	***	***

Professional Component	***	***	***

Chemotherapy Drugs	***	***	***

*** All references to division of financial responsibility have been deleted.

A(1)-1

List of Benefits/Services	Capitation	Blue Cross Services	Insured Services

CHIROPRACTIC (Referred Service only)	***	***	***

CIRCUMCISION	***	***	***

COLOSTOMY SUPPLIES	***	***	***

Inpatient Facility Component	***	***	***

Outpatient Dispensing	***	***	***

In Conjunction with Home Health	***	***	***

DENTAL SERVICES (accidental injury to sound natural teeth and dental work necessary for the construction of non-dental structures)	***	***	***

Inpatient Facility Component	***	***	***

Professional Component	***	***	***

DETOXIFICATION	***	***	***

Inpatient Facility Component	***	***	***

Professional Component	***	***	***

DURABLE MEDICAL EQUIPMENT (DME)	***	***	***

EMERGENCY ADMISSIONS: In-Area	***	***	***

Facility Component	***	***	***

Professional Component	***	***	***

EMERGENCY ADMISSIONS: Out-of-Area	***	***	***

Facility Component	***	***	***

Professional Component	***	***	***

EMERGENCY ROOM: In-Area	***	***	***

Facility Component	***	***	***

Professional Component	***	***	***

EMERGENCY ROOM: Out-of-Area	***	***	***

Facility Component	***	***	***

Professional Component	***	***	***

EMPLOYMENT PHYSICAL EXAMS	***	***	***

*** All references to division of financial responsibility have been deleted.

A(1)-2

List of Benefits/Services	Capitation	Blue Cross Services	Insured Services

ENDOSCOPIC STUDIES	***	***	***

Inpatient / Outpatient Facility Component	***	***	***

Professional Component	***	***	***

EXPERIMENTAL PROCEDURES	***	***	***

FAMILY PLANNING SERVICES	***	***	***

Inpatient Facility Component	***	***	***

Outpatient Clinic or Non-Hospital Facility Component	***	***	***

Professional Component	***	***	***

FETAL MONITORING	***	***	***

Inpatient Facility Component	***	***	***

Professional Component	***	***	***

GENETIC TESTING	***	***	***

HEALTH EDUCATION	***	***	***

HEALTH EVALUATIONS / PHYSICALS (1) (required by third party or outside agency)	***	***	***

HEARING AIDS	***	***	***

HEARING SCREENING	***	***	***

HEMODIALYSIS	***	***	***

Inpatient / Outpatient Facility Component	***	***	***

Professional Component	***	***	***

HEPATITIS B VACCINE / GAMMA GLOBULIN	***	***	***

HOME HEALTH (including medications)	***	***	***

HOSPICE (in lieu of acute inpatient or SNF care)	***	***	***

Inpatient Facility Component	***	***	***

Professional Component	***	***	***

(1) Routine physical examinations or tests which do not directly treat an actual illness, injury or condition unless authorized by a Primary Care Physician, except in no event will any physical examination or test required by employment or government authority, or at the request of a third party such as a school, camp or sport affiliated organization be covered

*** All references to division of financial responsibility have been deleted.

A(1)-3

List of Benefits/Services	Capitation	Blue Cross Services	Insured Services

HOSPITAL BASED PHYSICIANS	***	***	***

Anesthesiology	***	***	***

Audiology	***	***	***

Cardiology	***	***	***

Emergency Medicine	***	***	***

General Surgery	***	***	***

Neonatology	***	***	***

Nephrology	***	***	***

Neurology	***	***	***

Neurosurgery	***	***	***

Obstetrics / Gynecology	***	***	***

Orthopedic Surgery	***	***	***

Pathology	***	***	***

Pediatrics	***	***	***

Physical Medicine	***	***	***

Pulmonary Medicine	***	***	***

Radiology	***	***	***

Radiation Oncology	***	***	***

Urology	***	***	***

HOSPITALIZATION / INPATIENT SERVICES, SUPPLIES & TESTING	***	***	***

In-Area	***	***	***

Out-of-Area (Emergency)	***	***	***

IMMEDIATE CARE - In Area	***	***	***

Facility Component	***	***	***

Professional Component	***	***	***

IMMEDIATE CARE - Out Of Area	***	***	***

Facility Component	***	***	***

Professional Component	***	***	***

IMMUNIZATION SERUMS (pediatric)	***	***	***

IMMUNIZATION SERUMS (Adult)	***	***	***

*** All references to division of financial responsibility have been deleted.

A(1)-4

List of Benefits/Services	Capitation	Blue Cross Services	Insured Services

INFANT APNEA MONITOR (DME) (in conjunction with or concurrent with authorized inpatient	***	***	***

OUTPATIENT INFANT APNEA MONITOR	***	***	***

INFERTILITY(Diagnosis / Treatment)	***	***	***

Inpatient Facility Component	***	***	***

Professional Component	***	***	***

INFUSION THERAPY	***	***	***

Inpatient / Outpatient Facility Component	***	***	***

Professional Component	***	***	***

Infused Substances	***	***	***

INJECTABLE MEDICATIONS: Outpatient (excluding take-home insulin)	***	***	***

LABORATORY SERVICES	***	***	***

Inpatient Facility Component	***	***	***

Outpatient Hospital Facility Component	***	***	***

Outpatient Clinic or Non-Hospital Facility Component	***	***	***

Professional Component	***	***	***

LITHOTRIPSY	***	***	***

Inpatient / Outpatient Hospital Facility Component	***	***	***

Professional Component	***	***	***

MAMMOGRAPHY (2)	***	***	***

Technical Component	***	***	***

Professional Component	***	***	***

MENTAL HEALTH	***	***	***

Inpatient Facility Component	***	***	***

Inpatient Professional Component	***	***	***

Outpatient Professional Component	***	***	***

NUTRITIONIST / DIETITIAN	***	***	***

(2) Limited to $75.00 per member per year

*** All references to division of financial responsibility have been deleted.

A(1)-5

List of Benefits/Services	Capitation	Blue Cross Services	Insured Services

OBSTETRICAL SERVICES	***	***	***

Inpatient Facility Component	***	***	***

Inpatient Professional Component (3)	***	***	***

Outpatient (non-hospital facility) Diagnostic Services (4)	***	***	***

OFFICE VISIT SUPPLIES, SPLINTS, CASTS, BANDAGES, DRESSINGS etc.	***	***	***

ORGAN TRANSPLANTS (non-experimental)	***	***	***

Inpatient Facility Component	***	***	***

Professional Component	***	***	***

OUTPATIENT DIAGNOSTIC SERVICES & TREATMENTS	***	***	***

Primary Care Physicians	***	***	***

Specialty Physicians	***	***	***

OUTPATIENT CLINIC OR NON-HOSPITAL FACILITY COMPONENT FOR DIAGNOSTIC SERVICES & TREATMENTS	***	***	***

These services include, but are not limited to the following:	***	***	***

Angiograms	***	***	***

CAT Scan	***	***	***

2-D Echo	***	***	***

EEG	***	***	***

EKG (aka: ECG)	***	***	***

EMG	***	***	***

Holter Monitor	***	***	***

MRI	***	***	***

Treadmill	***	***	***

Ultrasound	***	***	***

OUTPATIENT DIAGNOSTIC SERVICES & TREATMENTS	***	***	***

Professional Component for:	***	***	***

Anesthesiology	***	***	***

Audiology	***	***	***

(3) Global Payment of $1,850.00 payable to PARTICIPATING MEDICAL GROUP after delivery.

(4) Global Payment of $1,850.00 payable to PARTICIPATING MEDICAL GROUP after delivery.

*** All references to division of financial responsibility have been deleted.

A(1)-6

List of Benefits/Services	Capitation	Blue Cross Services	Insured Services

Cardiology	***	***	***

Emergency Medicine	***	***	***

General Surgery	***	***	***

Neonatology	***	***	***

Nephrology	***	***	***

Neurology	***	***	***

Obstetrics / Gynecology	***	***	***

Orthopedics	***	***	***

Pathology	***	***	***

Pediatrics	***	***	***

Physical Medicine	***	***	***

Pulmonary Medicine	***	***	***

Radiation Oncology	***	***	***

Radiology	***	***	***

Urology	***	***	***

OUTPATIENT SURGERY	***	***	***

Facility Component	***	***	***

Professional Component for:	***	***	***

Anesthesiology	***	***	***

Audiology	***	***	***

Cardiology	***	***	***

Emergency Medicine	***	***	***

Neonatology	***	***	***

Neurology	***	***	***

Nephrology	***	***	***

Orthopedics	***	***	***

Pathology	***	***	***

Pediatrics	***	***	***

Physical Medicine	***	***	***

Pulmonary Medicine	***	***	***

Radiation Oncology	***	***	***

Radiology	***	***	***

Urology	***	***	***

*** All references to division of financial responsibility have been deleted.

A(1)-7

List of Benefits/Services	Capitation	Blue Cross Services	Insured Services

PEDIATRIC SERVICES (newborn)	***	***	***

PHYSICAL THERAPY	***	***	***

Inpatient Facility Component	***	***	***

Outpatient Clinic or Non-Hospital Facility Component	***	***	***

Inpatient / Outpatient Professional Component	***	***	***

PHYSICIAN VISITS	***	***	***

To Hospital	***	***	***

To Skilled Nursing Facility	***	***	***

To Patient Home	***	***	***

PHYSICIAN OFFICE VISITS	***	***	***

Consultations	***	***	***

Specialty Visits	***	***	***

PODIATRY SERVICES	***	***	***

PREADMISSION TESTING	***	***	***

Inpatient Facility Component	***	***	***

Outpatient Hospital Facility Component	***	***	***

Outpatient Clinic or Non-Hospital Facility Component	***	***	***

Inpatient / Outpatient Professional Component	***	***	***

PREGNANCY SERVICES	***	***	***

Inpatient Facility Component	***	***	***

Professional Component (5)	***	***	***

PROSTHETIC DEVICES	***	***	***

RADIATION THERAPY	***	***	***

Inpatient Facility Component	***	***	***

Outpatient Hospital Facility Component	***	***	***

Outpatient Clinic Facility Component	***	***	***

Professional Component	***	***	***

(5) Global Payment of $1,850.00 payable to PARTICIPATING MEDICAL GROUP after delivery.

*** All references to division of financial responsibility have been deleted.

A(1)-8

List of Benefits/Services	Capitation	Blue Cross Services	Insured Services

RADIOLOGY SERVICES	***	***	***

Inpatient Facility Component	***	***	***

Outpatient Hospital Facility Component	***	***	***

Outpatient Clinic or Non-Hospital Facility Component	***	***	***

Professional Component	***	***	***

RECONSTRUCTIVE SURGERY	***	***	***

Inpatient Facility Component	***	***	***

Professional Component	***	***	***

REFRACTIONS	***	***	***

REHABILITATION SERVICES (Physical Therapy, Occupational Therapy, Speech Therapy, Cardiac Therapy)	***	***	***

Inpatient Facility Component	***	***	***

Inpatient Professional Component	***	***	***

Outpatient Clinic or Non-Hospital Facility Component	***	***	***

Outpatient Professional Component	***	***	***

ROUTINE PHYSICAL EXAMINATIONS	***	***	***

SKILLED NURSING FACILITY (SNF)	***	***	***

SPECIALIST CONSULTATIONS	***	***	***

SURGICAL SUPPLIES	***	***	***

Inpatient Facility Component	***	***	***

Outpatient Facility Component	***	***	***

TEMPORO-MANDIBULAR JOINT SYNDROME (TMJ)	***	***	***

Dental Treatment	***	***	***

Professional Component (for the diagnosis and medically necessary correction)	***	***	***

Inpatient Facility Component	***	***	***

TRANSFUSIONS	***	***	***

From Blood Bank	***	***	***

Autologous Blood Donations	***	***	***

*** All references to division of financial responsibility have been deleted.

A(1)-9

List of Benefits/Services	Capitation	Blue Cross Services	Insured Services

URGENT CARE: In-Area	***	***	***

Facility Component	***	***	***

Professional Component	***	***	***

URGENT CARE: Out-of-Area	***	***	***

Facility Component	***	***	***

Professional Component	***	***	***

VISION SCREENING	***	***	***

VISION CARE	***	***	***

Medically Necessary Care	***	***	***

Refraction	***	***	***

Lenses / Frames (covered by optional rider)	***	***	***

Contact lenses (fitting only)	***	***	***

*** All references to division of financial responsibility have been deleted.

A(1)-10

EXHIBIT B

AIM HOSPITALS

B-1

EXHIBIT C

ADMINISTRATIVE RESPONSIBILITIES OF PARTICIPATING MEDICAL GROUP

This exhibit lists the areas in which PARTICIPATING MEDICAL GROUP and PARTICIPATING MEDICAL GROUP Physicians will have administrative responsibility.  The extent and type of responsibility to be undertaken will be agreed upon by the PARTICIPATING MEDICAL GROUP and BLUE CROSS through an annual audit process.

A.           PROFESSIONAL SERVICES ADMINISTRATION

Professional Services - Schedule, control, process and report encounter information

Outside Referrals - Control, process and report encounter information

Ancillary - Control, process and report encounter information

B.             INSTITUTIONAL SERVICES ADMINISTRATION

Preadmission certification process

Medical Review of claims

Length-of-stay (monitoring and control)

C.             UTILIZATION REVIEW

D.            PEER REVIEW, EDUCATION AND CREDENTIALING

E.              QUALITY MANAGEMENT

F.              GRIEVANCE PROCEDURE COMPLIANCE

G.             MONITOR AND REVISE SPECIALIST/OTHER REFERRAL CONTRACTS

H.            PATIENT EDUCATION

I.                 CASE MANAGEMENT

C-1

EXHIBIT D

CAPITATION

I.                                        Mother With Enrollment Protection Provided by BLUE CROSS

1.	Non-Pregnancy and Non-Maternity	$*** per month from enrollment through 60 days after termination of pregnancy

2.	Pregnancy and Maternity	Global Fee applies per Section 7.07

Child With Enrollment Protection Provided by BLUE CROSS

1.	Age 0 - 1 year	$*** per month from birth through first birthday

2.	Age 1 - 2 years	$*** per month from 13 through 24 months

3.	Complications for infants	Then current Blue Cross of California Prudent Buyer Plan Participating Physician Agreement fee schedule for the applicable region applies per Sections 7.01.1E and F

II.                                   Mother Without Enrollment Protection Provided by BLUE CROSS

1.	Non-Pregnancy and Non-Maternity	$*** per month from enrollment through 60 days after termination of pregnancy

2.	Pregnancy and Maternity	Global Fee applies per Section 7.07

Child Without Enrollment Protection Provided by BLUE CROSS

1.	Age 0 - 1 year	$*** per month from birth through first birthday

2.	Age 1 - 2 years	$*** per month from 13 through 24 months

3.	Complications for infants	Then current Blue Cross of California Prudent Buyer Plan Participating Physician Agreement fee schedule for the applicable region applies per Sections 7.01.1E and F

D-1

PARTICIPATING MEDICAL GROUP agrees to accept risk under either Subsection A or Subsection B as indicated below.

A.                                   PARTICIPATING MEDICAL GROUP agrees to participate in Article VIII, Enrollment Protection as set forth in Sections 8.02, 8.03, 8.04, 8.05, 8.06 of this Agreement; or

B.                                     PARTICIPATING MEDICAL GROUP, at it sole expense, agrees to obtain and maintain stop loss insurance for all expenses incurred under this Agreement in amounts acceptable to BLUE CROSS.  Upon request, PARTICIPATING MEDICAL GROUP shall provide BLUE CROSS with copies of its stop loss insurance policy referenced in this Subsection B.

PARTICIPATING MEDICAL GROUP hereby elects to accept risk pursuant to

Subsection	☐ A.	or	☒ B.	(check one)

D-2

EXHIBIT E

PARTICIPATING MEDICAL GROUP FACILITIES

E-1